Exhibit 99.1

IDENTIVE GROUP ANNOUNCES THIRD QUARTER 2010 RESULTS

75% Sales Growth and Cost Reductions Yield Positive Adjusted EBITDA of $1.2 million

SANTA ANA, Calif. and ISMANING, Germany, November 10, 2010 – Identive Group, Inc. (NASDAQ: INVE; Frankfurt Stock Exchange: INV), a provider of products, services and solutions for the security, identification and RFID industries, today announced results for the third quarter (Q3) of fiscal 2010, ended September 30, 2010.

“Our sales momentum in Q3 and further cost reductions drove up adjusted EBITDA to $1.2 million, validating the financial model we put in place at the beginning of the year,” commented Ayman S. Ashour, chairman and chief executive officer of Identive Group. “Identive’s ability to provide secure ID solutions at all levels of the value chain enabled us to capitalize on significant demand trends within the global identity management market in Q3. We also benefitted from growing synergies within the Group, as individual businesses leveraged each other’s technologies, geographic presence and market expertise to expand sales. Our cost structure is still higher than we want it to be. We are pleased with the progress we have made but are continuing to work to improve efficiency across the board.”

Q3 2010 Results

Identive’s Q3 2010 results include the operating results of acquired companies since the dates of their respective acquisition. These include Hirsch Electronics Corporation, acquired April 30, 2009; Bluehill ID AG, acquired January 4, 2010; and Multicard U.S. (formerly RockWest Technology Group, Inc.), acquired April 14, 2010. All figures are reported in U.S. GAAP, except as noted. A discussion of non-GAAP measures and reconciliation to the applicable GAAP measures is included below.

Revenue in Q3 2010 was $23.3 million, up 75% from $13.3 million in Q3 2009 and up 10% from $21.2 million in the second quarter (Q2) of 2010. The year over year increase primarily was due to the inclusion of additional revenue from the acquired Bluehill ID and Multicard U.S. businesses, while sequential growth primarily was driven by strong sales of ID security solutions for government applications in the U.S. and Germany.

Sales in the Americas accounted for 55%, sales in EMEA accounted for 36% and sales in the Asia/Pacific region accounted for 9% of total Q3 2010 revenue.

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Highlights in Q3 2010 included continued strong orders from U.S. government agencies for Hirsch security systems, which reflect the high activity in the sector around compliance with security mandates under programs such as Homeland Security Presidential Directive 12. In the Company’s SCM business, the shipment of 165,000 secure IT kits to fulfill the first of four large orders related to the German government’s implementation of a new electronic citizen ID card contributed $2.5 million of revenue in the quarter. Sales from the Multicard businesses were relatively stable in the quarter, with strong demand in the U.S. and Netherlands offsetting project delays and uneven order flow elsewhere. During Q3, Multicard U.S. was selected to provide equipment and systems for state and county programs to identify and coordinate first responders, patients and assets in case of emergency or pandemic events. Multicard Netherlands provided personalization and fulfillment services including RFID labels for a cashless payment program for Rabobank’s 45,000 employees. Record sales in the TagStar business were driven by new applications, including the RFID labels used in the Rabobank program, limited use tickets for transit programs in the U.S. and Europe, secure tracking of pharmaceutical consumables, and electronic authentication and tracking for the rental car market in Europe.

Non-GAAP gross profit margin, excluding overhead allocation, amortization and equity-based compensation expense, was 47% in Q3 2010, compared with 54% in Q3 2009 and 51% in Q2 2010. Strong and stable margins at Hirsch and improved margins at Multicard were offset by unfavorable product mix in the SCM business and production ramp issues at TagStar during the quarter.

Non-GAAP overhead costs (operating expenses before amortization, depreciation, overhead allocation, equity-based compensation, acquisition, transition and integration costs), were $9.8 million in Q3 2010, up 22% from $8.1 million in Q3 2009 and down 3% with $10.1 million in Q2 2010. The increase in overhead costs in Q3 2010 compared with the previous year is due to the inclusion of the incremental expenses from the acquired businesses, offset by cost reductions initiated at the beginning of 2010, which included facility consolidations; reductions in headcount, executive salaries and Board of Director fees; as well as consolidation of administrative services and programs.

Non-GAAP adjusted EBITDA (EBITDA before equity-based compensation, acquisition, transition and integration costs) was $1.2 million in Q3 2010, compared with adjusted EBITDA loss of $(0.9) million in Q3 2009 and positive adjusted EBITDA of $0.7 million in Q2 2010.

Non-GAAP earnings per share (earnings per share before amortization of intangibles of acquired companies) in Q3 2010 was $0.00, compared with non-GAAP loss per share of $(0.08) in Q3 2009 and a positive non-GAAP EPS of $0.01 in Q2 2010.

On a GAAP basis, gross profit margin in Q3 2010 was 43%, compared with 50% in Q3 2009 and 46% in Q2 2010. Total GAAP operating expenses in Q3 2010 were $11.2 million, compared with $8.3 million in Q3 2009 and $11.5 million in Q2 2010.

GAAP operating loss was $(1.1) million in Q3 2010, compared with $(1.6) million in Q3 2009 and $(1.7) million in Q2 2010.

GAAP net loss from continuing operations attributable to Identive Group, Inc. in Q3 2010 was $(0.9) million, or $(0.02) per share, compared with $(2.2) million, or $(0.09) per share in Q3 2009 and $(0.7) million, or $(0.02) per share in Q2 2010.

Cash and cash equivalents at the end of Q3 2010 were $6.2 million, up from $4.6 million at the end of the previous quarter, reflecting funding of working capital and acquisition, transition and integration costs, offset by early payments received for the German eID program.

“Governments around the world are implementing secure ID projects at all levels, from regional programs to credentialize and track emergency workers, to national schemes to deploy citizen ID cards. Enterprises are also embracing the economic and security benefits of identity management and RFID solutions to protect their IT infrastructure and physical assets,” continued Mr. Ashour. “Identive is focused on addressing the diverse needs of customers across the range of RFID applications and technologies. Our planned acquisition of Smartag will further support our market strategy, as it strengthens our core technology base with a strong IP portfolio, additional manufacturing capacity and enhances our presence in the Asia-Pacific.”

Conference Call and Webcast Information

Identive Group will host a conference call and webcast today at 8:00 AM Eastern Time, which can be accessed by dialing 866.788.0542 (toll free within the U.S.) or +1 857.350.1680 (outside the U.S.) and using pass code 22371207. A webcast of the call that includes presentation slides can be accessed by visiting the investor page of the Company’s website at www.identive-group.com, where it also will be archived for those unable to listen to the live webcast. An audio replay of the call also will be available for one week and can be accessed by dialing 888.286.8010 (toll free within the U.S.) or +1 617.801.6888 (for international callers) and using pass code 73164924.

About Identive Group

Identive Group, Inc. (NASDAQ: INVE; Frankfurt Stock Exchange: INV) is an international technology company focused on building the world’s signature group in secure identification-based technologies. The businesses within Identive Group have deep industry expertise and are well-known global brands in their individual markets, providing leading-edge products and solutions in the areas of physical and logical access control, identity management and RFID systems to governments, commercial and industrial enterprises and consumers. Identive’s growth model is based on a combination of strong technology-driven organic growth from the businesses within the group and disciplined acquisitive development. For additional info visit: www.identive-group.com.

Use of Non-GAAP Financial Information

In evaluating our business, our non-GAAP gross profit margin, non-GAAP overhead costs and adjusted EBITDA differ from GAAP gross profit margin, GAAP operating expenses and GAAP net income (loss) due to the exclusion of certain items detailed in the reconciliation table within this press release. Our management uses each of these non-GAAP measures internally and believes that they provide investors with a meaningful way to evaluate the Company’s operating performance. However, we caution investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

Note Regarding Forward Looking Information:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “plans,” “will,” intends, “expects,” and similar references to the future. Examples of such statements include, without limitation, statements we make about our expectations that our cost reduction measures will result in future savings and that such savings will be recognized in 2010, and that our acquisition of Smartag will strengthen our core technology base and enhance our presence in Asia. These statements are based on current expectations or beliefs, as well as a number of assumptions about future events that are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated herein. Our financial results may not meet expectations, our cost savings may not be in the amounts or the time frames we expect; and we may not be successful in our strategy of pursuing both organic and acquisitive growth. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of risks and uncertainties, many of which are outside our control, that could cause our actual business and operating results to differ. Factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to successfully integrate acquired businesses into ours; our ability to effect significant reductions in our expense base; our ability to reduce the transaction costs associated with mergers and acquisitions; our ability to grow the Company based on a strategy of providing products, components and services for the identification systems value chain; our ability to grow market share and revenues based on participation in early stage markets for contactless products; our ability to successfully develop and introduce new products that satisfy the evolving and increasingly complex requirements of customers; the markets in which we participate or target may not grow, converge or standardize at anticipated rates or at all, including the identification and identity markets that we are targeting; we may not be able to acquire the components we need to build our own products; and we may not successfully compete in the markets in which we participate or target. For a discussion of further risks and uncertainties related to our business, please refer to our public company reports, including our Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent reports filed with the U.S. Securities and Exchange Commission.

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All trade names are trademarks or registered trademarks of their respective holders.

Contacts:
Darby Dye	Fabien B. Nestmann
+1 949 553-4251	+41 49 89 9595 5544
ddye@identive-group.com	fnestmann@identive-group.com

– FINANCIALS FOLLOW –

IDENTIVE GROUP, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Net revenue	$23,296	$21,178	$13,334	$59,820	$29,450
Cost of revenue	13,173	11,334	6,657	33,116	14,803

Gross profit	10,123	9,844	6,677	26,704	14,647

Operating expenses:
Research and development	1,035	1,062	1,252	3,513	3,175
Sales and marketing	4,823	4,962	3,795	14,877	8,763
General and administrative	5,341	5,405	4,384	16,201	10,706
Restructuring and other	—	73	—	337	—
Gain on sale of assets	—	—	(1,168)	—	(1,417)

Total operating expenses	11,199	11,502	8,263	34,928	21,227

Loss from operations	(1,076)	(1,658)	(1,586)	(8,224)	(6,580)
Loss on equity investments	—	—	(225)	—	(795)
Interest expense, net	(208)	(215)	(193)	(654)	(292)
Foreign currency gains (losses), net	388	(248)	121	(174)	287

Loss from continuing operations before income taxes and noncontrolling interest	(896)	(2,121)	(1,883)	(9,052)	(7,380)
(Provision) benefit for income taxes	(39)	1,066	(433)	866	1,307

Loss from continuing operations	(935)	(1,055)	(2,316)	(8,186)	(6,073)
Less: Net loss attributable to noncontrolling interest	109	196	—	526	—

Loss from continuing operations attributable to Identive Group, Inc.	(826)	(859)	(2,316)	(7,660)	(6,073)
Gain (loss) from discontinued operations, net of income taxes	(79)	130	39	(69)	190
Gain on sale of discontinued operations, net of income taxes	55	40	40	138	115

Net loss attributable to Identive Group, Inc.	$(850)	$(689)	$(2,237)	$(7,591)	$(5,768)

Basic and diluted loss per share attributable to Identive Group, Inc.:
Loss from continuing operations	$(0.02)	$(0.02)	$(0.09)	$(0.18)	$(0.29)

Income from discontinued operations	$0.00	$0.00	$0.00	$0.00	$0.01

Net loss per share	$(0.02)	$(0.02)	$(0.09)	$(0.18)	$(0.28)

Basic and diluted shares used in computing loss per share	43,279	42,668	25,135	41,901	20,972

IDENTIVE GROUP, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	September 30, 2010	December 31, 2009
ASSETS	(unaudited)	(A)
Current assets:
Cash and cash equivalents	$6,171	$4,836
Accounts receivable, net	13,049	6,739
Inventories, net	8,220	5,379
Other current assets	3,418	1,921

Total current assets	30,858	18,875
Property and equipment, net	4,426	683
Goodwill	46,923	21,895
Intangible assets, net	34,843	22,082
Other assets, net	376	1,036

Total assets	$117,426	$64,571

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,605	$5,530
Bank line of credit	424	—
Liability to related party	1,046	1,027
Accrued compensation and related benefits	2,593	2,884
Mortgage loan payable to bank	58	—
Other accrued expenses and liabilities	12,772	5,132
Income taxes payable	—	188

Total current liabilities	28,498	14,761
Long-term liability to related parties	7,692	7,899
Long-term income taxes payable	724	456
Deferred tax liability	6,860	3,515
Long-term mortgage loan payable to bank	877	—

Total liabilities	44,651	26,631

Total equity	72,775	37,940

Total liabilities and stockholders’ equity	$117,426	$64,571

(A)	This condensed consolidated balance sheet has been derived from the audited consolidated financial statements at December 31, 2009.

IDENTIVE GROUP, INC.

Reconciliation of GAAP and Non-GAAP Financial Information

(In thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009
Reconciliation of GAAP gross profit margin and non-GAAP gross profit margin
GAAP cost of revenue	$13,173	$11,334	$6,657	$33,116	$14,803
Overhead allocation	(493)	(511)	(354)	(1,420)	(1,026)
Amortization and depreciation	(384)	(449)	(128)	(1,249)	(237)
Stock-based compensation	(3)	(5)	4	(14)	(9)

Total reconciling items included in GAAP cost of revenue	(880)	(965)	(478)	(2,683)	(1,272)

Non-GAAP cost of revenue	$12,293	$10,369	$6,179	$30,433	$13,531

Non-GAAP gross profit margin	47%	51%	54%	49%	54%

Reconciliation of GAAP operating expenses and overhead costs
GAAP operating expenses	$11,199	$11,502	$8,263	$34,928	$21,227
Overhead allocation	493	511	354	1,420	1,026
Amortization and depreciation	(756)	(753)	(232)	(2,226)	(474)
Stock-based compensation	(565)	(298)	(16)	(1,003)	(194)
Acquisition costs	(253)	(757)	(923)	(1,318)	(2,746)
Transition and integration costs	(274)	(87)	(536)	(1,803)	(536)
Gain on sale of assets	—	—	1,168	—	1,417

Total reconciling items included in GAAP operating expenses	(1,355)	(1,384)	(185)	(4,930)	(1,507)

Overhead costs	$9,844	$10,118	$8,078	$29,998	$19,720

Reconciliation of GAAP net loss to adjusted EBITDA gain (loss)
Net loss attributable to Identive Group, Inc.	(850)	(689)	(2,237)	(7,591)	(5,768)
(Benefit) Provision for income taxes	39	(1,066)	433	(866)	(1,307)
(Gain) Loss from discontinued operations, net of income taxes	79	(130)	(39)	69	(190)
Gain on sale of discontinued operations, net of income taxes	(55)	(40)	(40)	(138)	(115)
Net loss attributable to noncontrolling interest	(109)	(196)	—	(526)	—
Interest expense (income), net	208	215	193	654	292
Foreign currency losses (gains), net	(388)	248	(121)	174	(287)
Amortization and depreciation	1,140	1,202	360	3,475	711
Stock-based compensation	568	303	12	1,017	203
Acquisition costs	253	757	923	1,318	2,746
Transition and integration costs	274	87	536	1,803	536
Gain on sale of assets	—	—	(1,168)	—	(1,417)
Loss on equity investments	—	—	225	—	795

Total reconciling items included in GAAP net loss	2,009	1,380	1,314	6,980	1,967

Adjusted EBITDA gain (loss)	$1,159	$691	$(923)	$(611)	$(3,801)

IDENTIVE GROUP, INC.

Reconciliation of GAAP and Non-GAAP Financial Information

(In thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2010	June 30, 2009	September 30, 2009	September 30, 2010	September 30, 2009
Reconciliation of GAAP net loss to GAAP net income (loss) before amortization
Net loss attributable to Identive Group, Inc.	$(850)	$(689)	$(2,237)	$(7,591)	$(5,768)
Reconciling items included in GAAP net loss:
Amortization expense	894	931	250	2,689	417

Total reconciling items included in GAAP net loss	894	931	250	2,689	417

Net loss attributable to Identive Group, Inc., before amortization	44	242	(1,987)	(4,902)	(5,351)

Weighted average shares used to compute basic and diluted loss per share	43,279	42,668	25,135	41,901	20,972

Basic and diluted net loss per share attributable to Identive Group, Inc.:

Net earnings (loss) per share before amortization	$0.00	$0.01	$(0.08)	$(0.12)	$(0.26)